UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 19, 2021
(Earliest Event Date requiring this Report: October 19, 2021)

CAPSTONE COMPANIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	I.R.S. Employer Identification No.)

431 Fairway Drive, Suite 200

Deerfield Beach, Florida 33441

(Address of principal executive offices)

(954) 570-8889, ext. 313

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Purchase Order Funding. On October 18, 2021, Capstone Companies, Inc., a Florida corporation, (“Company”) entered into a Purchase Order Funding Agreement (“Agreement”) with the following lenders: (1) Group Nexus, LLC, a company controlled by Stewart Wallach, the Company’s Chief Executive Officer and Chairman of the Board of Directors; (2) Jeffrey Postal, a Director of the Company; and (3) Everett Fleisig (individually, a “Lender” and collectively, the “Lenders”). Under the Agreement, the Lenders may provide the following funding: a maximum aggregate principal amount of up to One Million and Twenty Thousand Dollars and No Cents ($1,020,000), or Three Hundred Forty Thousand Dollars and No Cents ($340,000) per Lender, to support purchase of Company Smart Mirror products for inventory and customer order fulfillment. Each draw request for funding may be in an amount specified by the Company in a draw request but with a minimum total request of $90,000 total or $30,000 per Lender. Money loaned is secured by Company Smart Mirror product inventory. Interest is charged at 5% per annum on unpaid principal. Principal and accrued interest are due within six months from date of advance. Company may pre-pay principal and accrued interest without charge or penalty. The Agreement is governed by Florida law. The following summary of the Agreement is qualified in its entirety by the actual Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Continuing Management Support of Company. The Agreement reflects the continuing support by Mr. Wallach and Mr. Postal of the Company to meet critical working capital needs. Stewart Wallach and Jeffrey Postal have provided short term funding to the Company in the past and the Agreement is another instance of continuing support by management of the Company. The Smart Mirror product line is the new product line intended to be the primary product line and revenue source of the Company in fiscal year 2022.

Stewart Wallach stated that “Our financial support of the Company reflects management confidence in the quality and potential of the Smart Mirror product line. We believe that the Smart Mirrors will be attractively priced and have consumer desired functionality in the residential and personal use smart mirror market.”

Board of Director Approval. The Agreement was approved by the disinterested directors of the Company, who concluded that the Agreement represents the only viable, available source of adequate, affordable funding available to the Company and its terms and conditions are fair and commercially reasonable in light of the financial condition of the Company and lack of alternative funding sources offering commercially reasonable terms and conditions.

Reason for Purchase Order Funding. The Smart Mirrors were initially planned to be available for sale in the first half of 2021. The impact of Coronavirus/COVID-19 pandemic (“COVID-19 pandemic”) on Company’s production contractors in China in 2020, and then the impact of having to transition some of the production work to Thailand in order to have more reliable production, combined to delay the launch of the new product line into 2021. The launch of the Smart Mirror product line was further delayed by a longer-than-expected ETL certification for safety and Federal Communications Commission (“FCC”) testing for electromagnetic emissions compliance or “EMC”. The ETL certification and FCC EMC testing are both deemed to be necessary conditions for sale of the products to the public. ETL certification was attained on 30 September 2021 and the FCC EMC testing was completed on 15 October 2021. The Company received documentation on 18 October 2021 supporting completion and have submitted for final approval which should take 5-7 days. Again, the aggregate impact of COVID-19 pandemic is believed by the Company to have contributed to the longer-than-expected processing time for ETL Certification and FCC EMC testing.

Cautionary Statement Regarding Forward-Looking Statements. This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to the anticipated consumer appeal and product launch time frames for Smart Mirror products and other statements that are not historical facts. Any statements contained in this communication that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “hope,” “intend,” “plan,” “anticipate,” “believe,” “will,” and similar expressions and their variants. These forward-looking statements are based upon the Company’s current expectations. Forward-looking statements involve risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks relating to the launch and customer response to Smart Mirrors. The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty and impacted the roll-out of the Smart Mirrors. The extent to which the COVID-19 pandemic impacts the Company’s business, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact (including the Delta and other possible future variants of the virus), and how quickly and to what extent normal economic and operating conditions can resume. There can be no assurance that the Company will be able to launch the Smart Mirror products as anticipated or that the Smart Mirrors will attract customers. Additional risks and uncertainties relating to the Company and its business can be found under the caption “Risk Factors” and elsewhere in the Company’s filings and reports with the SEC, including in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 31, 2021 and amended and filed with the SEC on April 9, 2021 and Form 10-Q Quarterly Reports for fiscal quarters ending on March 31, 2021 and June 30, 2021, filed with the SEC on May 17, 2021 and August 16, 2021, respectively. Except as required by law, the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Purchase Order Funding Agreement dated October 18, 2021, by Capstone Companies, Inc., and following lenders: Group Nexus LLC. (Stewart Wallach), Jeffrey Postal and Everett Fleisig

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ Stewart Wallach

Stewart Wallach, Chief Executive Officer

Dated: October 19, 2021

Exhibit Index

Exhibit Number	Description of Exhibit
10.1	Purchase Order Funding Agreement dated October 18, 2021, by Capstone Companies, Inc., and following lenders: Group Nexus LLC. (Stewart Wallach), Jeffrey Postal and Everett Fleisig